HARRIS & HARRIS GROUP ISSUES REMINDER
FOR SHAREHOLDER UPDATE CALL ON JANUARY 10, 2017

NEW YORK, NY— January 9, 2017 — Harris & Harris Group, Inc. (NASDAQ: TINY) (the "Company") reminds shareholders and other interested parties that it will be hosting a shareholder update call tomorrow, Tuesday, January 10, 2017, at 2:00 p.m. Eastern Time. Management of the Company will update participants in the call on the proposed restructuring discussed in a press release by the Company on December 20, 2016, which can be accessed at the following link: http://www.hhvc.com/news-details/?RELEASEID=1005092&Title=Harris%20%26%20Harris%20Group%20Announces%20a%20Proposed%20Strategic%20Restructuring.

The dial-in information for the call is noted below:
U.S. Domestic Dial-In Number: (641) 715-0632
International Dial-In Numbers: please see http://www.hhvc.com/wp-content/uploads/2016/12/International-Dial-In-Numbers.pdf
Passcode: 415049
Webcast: join.freeconferencecall.com/daniel8166

Please access the call at least 15 minutes prior to the scheduled start time in order to download any audio software that may be required.  A replay of the webcast will be accessible through the Company's website for seven days following the live event.

Presentation materials are available on the Company's website at ir.hhvc.com/events.cfm.

Harris & Harris Group is a publicly traded, internally managed business development company.  Detailed information about Harris & Harris Group and its holdings can be found on its website at www.HHVC.com, on Facebook at www.facebook.com/harrisharrisvc and by following on Twitter @harrisandharrisgroup.

Additional Information Regarding Special Meeting Solicitation

The Company will file a definitive proxy statement and related materials with the Securities and Exchange Commission ("SEC") pertaining to a Special Meeting of Shareholders (the "Special Meeting"). SHAREHOLDERS ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE SPECIAL MEETING THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE SPECIAL MEETING. Shareholders will be able to obtain a free copy of that definitive proxy statement and other materials (when available) that the Company files with the SEC at the SEC's website at http://www.sec.gov. That definitive proxy statement and these other materials will also be available free of charge by directing a request to Harris & Harris Group, Inc., Attn: Investor Relations, 1450 Broadway, 24th Floor, New York, NY 10018, or from the Company at www.hhvc.com.

The Company, its directors and its named executive officers may be deemed to be participants in the solicitation of proxies from the Company's shareholders in connection with the Special Meeting. Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company's proxy statement filed on April 20, 2016, for the 2016 Annual Meeting of Shareholders. To the extent that holdings of the Company's securities on the part of those individuals have changed since the date of that proxy statement, those changes have been reflected on Statements of Changes in Ownership on Forms 3 or 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. More current information regarding the interests of the directors and named executive officers of the Company will be contained in the definitive proxy statement referred to in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed restructuring of the Company, including the formation of 180 Degree Capital Corp ("180") and HALE.life Corp. ("HALE"), including statements regarding the expected timetable for completing the referenced transactions, benefits of the transaction, statements regarding 180 or HALE, their respective investment plans, policies and expected results and any other statements regarding the Company's, 180's or HALE's expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “believe,” “expect,” “anticipate,” “should,” “planned,” “will,” “may,” “intend,” “estimated,” “aim,” “target,” “opportunity,” “tentative,” “positioning,” “designed,” “create,” “seek,” “would,” “could”, “potential,” “continue,” “ongoing,” “upside,” “increases,” and “potential,” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the timing to consummate the proposed transactions; the risk that a condition to closing the proposed transactions may not be satisfied; the failure to receive, on a timely basis or otherwise, the required approvals by the Company's stockholders, governmental or regulatory agencies and third parties; each of 180's and HALE's respective ability to achieve the synergies, recurring income and value creation contemplated by the proposed transactions; uncertainty as to the prospects, distributions and performance of each of 180 and HALE as separate entities; the ability of each company to retain its senior executives and maintain relationships with business partners following consummation of the restructuring; the impact of legislative, regulatory and competitive changes; and the diversion of management time on transaction-related issues. There can be no assurance that the restructuring and the transactions contemplated thereby will in fact be consummated. Additional information concerning these and other factors can be found in the Company’s registration statement and proxy statement/prospectus (when filed) as well as in the Company's other filings with the SEC. The Company assumes no obligation to, and expressly disclaim any duty to, update any forward-looking statements contained in this document or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.